UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      February 10, 2017

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)

505 Huntmar Park Drive, Suite 300
Herndon, VA	20170
(Address of Principal Executive Offices)	(Zip Code)

(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	2017 Annual Meeting of Shareholders

On February 10, 2017, Beacon Roofing Supply, Inc. (the “Company”) held its Annual Meeting of Shareholders.

(b)	Voting Results

Proposal No. 1 - Shareholders elected ten directors to hold office until the 2018 Annual Meeting of Shareholders or until their successors are elected and qualified. The final votes with respect to each director nominee were:

	For	Withheld	Broker Non-Votes
Robert R. Buck	50,997,286	2,438,613	1,831,322
Paul M. Isabella	52,285,463	1,150,436	1,831,322
Carl T. Berquist	52,347,020	1,088,879	1,831,322
Richard W. Frost	51,311,545	2,124,354	1,831,322
Alan Gershenhorn	52,052,949	1,382,950	1,831,322
Philip W. Knisely	52,287,765	1,148,134	1,831,322
Robert M. McLaughlin	52,347,220	1,088,679	1,831,322
Neil S. Novich	52,148,390	1,287,509	1,831,322
Stuart A. Randle	51,593,164	1,842,735	1,831,322
Douglas L. Young	52,052,949	1,382,950	1,831,322

Proposal No. 2 - Shareholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The final votes were:

For	54,542,666
Against	459,332
Abstain	265,223
Broker Non-Votes	0

Proposal No. 3 – Shareholders approved the compensation for the Company’s named executive officers as presented in in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 6, 2017 on a non-binding, advisory basis. The final votes were:

For	52,853,782
Against	218,356
Abstain	363,761
Broker Non-Votes	1,831,322

Proposal No. 4 – Shareholders voted to have the Company hold a vote every year to approve compensation for the Company’s named executive officers on a non-binding, advisory basis. The final votes were:

1 Year	48,235,973
2 Years	199,348
3 Years	4,895,846
Abstain	104,732
Broker Non-Votes	1,831,322

Based on the voting results for this proposal, the Company has decided to hold a shareholder vote to approve executive compensation every year until the next required vote on the frequency of shareholder votes on executive compensation.

Proposal No. 5 – Shareholders approved the Company’s Senior Executive Annual Incentive Plan. The final votes were:

For	52,772,233
Against	563,261
Abstain	100,405
Broker Non-Votes	1,831,322

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits are set forth on the attached exhibit index.

Exhibit Index

Exhibit Number	Description
10.1	Senior Executive Annual Incentive Plan (incorporated by reference to Appendix A to the Company’s 2017 Proxy Statement for the Annual Meeting held on February 10, 2017).*

* Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: February 15, 2017	By:	/s/ JOSEPH M. NOWICKI
JOSEPH M. NOWICKI
Executive Vice President & Chief Financial Officer